UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

April 25, 2012

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number

1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a) The registrant held its Annual Meeting on April 25, 2012.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Exchange Act; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees for directors as listed in the Proxy Statement were elected. The final results of the voting for Directors are set forth below:

Judy M. Merritt (1)	For	58,069,405
	Against	806,244
	Broker non-votes	6,239,774

Stephen A. Snider (1)	For	57,586,203
	Against	1,289,446
	Broker non-votes	6,239,774

Gary C. Youngblood (1)	For	56,702,309
	Against	2,173,340
	Broker non-votes	6,239,774

Jay Grinney (2)	For	58,551,564
	Against	324,085
	Broker non-votes	6,239,774

(1)	Three-year term expiring in 2015
(2)	One-year term expiring in 2013

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes.

I.	Proposal to ratify PricewaterhouseCoopers LLP as the independent registered public accountants – approved.

For	64,781,534
Against	283,528
Abstain	50,361
Broker non-votes	—

II.	Advisory vote on executive compensation – approved.

For	53,921,951
Against	1,744,188
Abstain	3,209,509
Broker non-votes	6,239,775

III.	Shareholder proposal on board declassification – approved.

For	48,640,701
Against	9,908,729
Abstain	326,218
Broker non-votes	6,239,775

As of the record date of the meeting, 72,115,736 shares of common stock were issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

April 27, 2012	By /s/ J. David Woodruff
J. David Woodruff Vice President, General Counsel and Secretary of Energen Corporation

4